SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2003

MILLER INDUSTRIES, INC.
(Exact name of Registrant as Specified in its Charter)

Tennessee	001-14124	62-1566286
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

8503 Hilltop Drive
Suite 100
Ooltewah, TN	37363
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 238-4171

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this Report)
99.2	Press Release (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this Report)

ITEM 9.     REGULATION FD DISCLOSURE

       Pursuant to Exchange Act Release 47583, Miller Industries, Inc. (“Miller Industries”) is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9.

       On May 22, 2003, Miller Industries issued the press releases furnished herewith as Exhibits 99.1 and 99.2 hereto.

       The information in this Report, including the Exhibits attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1993 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC. By: /s/ Frank Madonia Frank Madonia, Executive Vice President, Secretary and General Counsel
Date: May 30, 2003

Index to Exhibits

99.1          Press Release
99.2          Press Release